UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2018

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-36436	95-3015862
(Commission File Number)	(IRS Employer Identification No.)
250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (805) 967-7611

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director

On June 4, 2018, Karyn O. Barsa stepped down as a member of the Board of Directors (the “Board”) of Deckers Outdoor Corporation (the “Company”). Ms. Barsa served as a member of the Board since 2008 and was serving on the Audit Committee and Compensation Committee of the Board. Ms. Barsa’s resignation is not due to any disagreements with the Company on any of the Company’s operations, policies or practices.

Appointment of New Directors

Appointment of Brian Spaly

On June 5, 2018, the Board appointed Brian A. Spaly to serve on the Board. Mr. Spaly will serve as a member of the Board until the Company’s next annual meeting of stockholders or until his successor is elected and qualified. There are no arrangements or understandings between Mr. Spaly and any other persons pursuant to which he was elected to serve on the Board. Mr. Spaly has been appointed to the Corporate Governance Committee.
From 2009 to 2017, Mr. Spaly was the founder and chief executive officer of Trunk Club, a personal styling startup where he focused on making it easy for men and women to discover and acquire stylish clothing without the hassles of the traditional shopping experience. He led the company during its acquisition by Nordstrom (NYSE: JWN) in August 2014, and today Trunk Club has clubhouses in Chicago, Dallas, Washington D.C., Los Angeles, Boston, Charleston and Manhattan, and a direct sales team of over 500 personal stylists. From 2006 to 2009, he was the founder of Bonobos, a men’s clothing company famous for the best-fitting pants on earth, which he started by selling trousers out of the trunk of his car during business school in Palo Alto, and today continues as a thriving ecommerce/hybrid business based in Manhattan with over 30 showrooms in top cities across the United States. Bonobos was acquired by Walmart (NYSE: WMT) in July 2017. He currently serves on six early stage company boards: M1 Finance, Veryable, Happy Returns, Tribe 9 Foods, Luxury Garage Sale and Tecovas, a direct-to-consumer Western boot brand based in Austin, TX, where he serves as executive chairman. He is also a prolific private investor and advisor to entrepreneurs, with a portfolio of 75+ angel investments. He holds a Bachelor of Arts degree in economics from Princeton University and a Master of Business Administration degree from Stanford Graduate School of Business.
Appointment of Cindy Davis

On June 5, 2018, the Board also appointed Cynthia (Cindy) L. Davis to serve on the Board. Ms. Davis will serve as a member of the Board until the Company’s next annual meeting of stockholders or until her successor is elected and qualified. There are no arrangements or understandings between Ms. Davis and any other persons pursuant to which she was elected to serve on the Board. Ms. Davis has been appointed to the Audit Committee.
Ms. Davis served as Vice President Nike Inc., President Nike Golf at Nike Inc. (NYSE: NKE) from September 2008 to October 2014, and as US General Manager at Nike Golf from January 2005 to August 2008. She led the $800 million global golf business for Nike, shifting it from an industry newcomer to an authentic golf powerhouse known for delivering leading innovations and igniting a movement to infuse athleticism into the sport of golf. Ms. Davis previously served as senior vice president of Golf Sponsorships, Sports Marketing & New Media at Golf Channel, a subsidiary of Comcast (NASDAQ: CMCSA) from January 2001 to December 2004, where she led the divisions’ sales, marketing and operations. Since December 2012, Ms. Davis has served as a member of the board of directors and on the audit committee and nominating and governance committee of Kennametal Inc. (NYSE: KMT), a global supplier of tooling, engineering components and advanced materials. She previously served as a member of the board of directors, as chair of the compensation committee and on the governance committee of Buffalo Wild Wings (NASDAQ: BWLD), a casual dining restaurant and sports bar chain, from January 2015 to February 2018. She holds a Bachelor of Arts degree in economics from Furman University and a Master of Business Administration degree in marketing and finance from the University of Maryland College Park.

Agreements with New Directors
Mr. Spaly and Ms. Davis will each enter into the Company’s standard indemnification agreement in the form previously filed with the Securities and Exchange Commission providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware. In addition, Mr. Spaly and Ms. Davis will each be compensated for their services on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws

On June 5, 2018, in connection with the Board resignation and appointments discussed above, the Board amended the Amended and Restated Bylaws of the Company (as amended, the “Bylaws”) to increase the authorized number of directors on the Board from nine to ten, and to fix the number of directors at ten.
The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws (as amended through June 5, 2018), a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the appointment of Mr. Spaly and Ms. Davis as directors of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.
(d)    Exhibits. The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Deckers Outdoor Corporation (as amended through June 5, 2018).

99.1	Press release, dated June 5, 2018, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2018

Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Deckers Outdoor Corporation (as amended through June 5, 2018).
99.1	Press release, dated June 5, 2018, issued by the Company.